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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 1999

                          ON STAGE ENTERTAINMENT, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      NEVADA                       0-92402                    88-0214292
----------------------------  ---------------------      -------------------
(State or Other Jurisdiction  (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                  Identification No.)

4625 WEST NEVSO DRIVE, LAS VEGAS,  NEVADA                       89103
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code         (702) 253-1333
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events

         On November 2, 1999, On Stage Entertainment, Inc. (the "Company") issued a press release announcing that its Common Stock and Warrants had been delisted from The Nasdaq SmallCap Market due to the Company's failure to meet Nasdaq's minimum listing requirements. The Company's Common Stock and Warrants have been included for trading on the OTC Bulletin Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Current Report on Form 8-K.

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press release dated November 2, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 1999                ON STAGE ENTERTAINMENT, INC.
                                      (Registrant)

                                      By: /s/ JOHN W. STUART
                                         -----------------------------------
                                              John W. Stuart
                                              Chairman of the Board and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated November 2, 1999


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